USA TRUCK CEO TAKES MEDICAL LEAVE;
DIRECTOR THOMAS GLASER NAMED INTERIM COO

VAN BUREN, ARK. – April 6, 2015 – USA Truck, Inc. (NASDAQ: USAK), a leading capacity solutions provider headquartered in Van Buren, AR, announced today that Chief Executive Officer John Simone is taking a medical leave to address issues relating to a serious medical condition.  The board of directors has appointed director Thomas Glaser as interim chief operating officer.  Mr. Glaser will report directly to the board of directors.

Mr. Glaser served as USA Truck’s interim chief operating officer from January 2013 to June 2013.  He has more than 30 years of management experience in the trucking industry, including serving as president of two truckload carriers, Celadon Trucking Services, Inc. and Arnold Transportation Services, Inc.

Chairman of the Board Robert Peiser commented, “The board understands that it is in John’s best interests at this time to focus on his health and recover from his illness.  The Company is fortunate to have someone of Tom’s talent and experience available to provide executive support, as well as a strong management team comprised of both executives recruited by John and others fostered from the team already present when he joined USA Truck.  Together, we believe this team will maintain the momentum of the Company’s turnaround while at the same time helping John regain full strength as soon as possible.”

Director and Interim COO Tom Glaser noted, "John and his team have placed USA Truck firmly on the right path to executing the Company’s strategic plan and unlocking its earnings potential.  Everyone at USA Truck is intent on continuing the many improvements that have been made over the past two years.  I look forward to assisting them in those efforts and wish John a speedy recovery."

About USA Truck
USA Truck is a leading capacity solutions provider headquartered in Van Buren, Arkansas, with terminals, offices and staging facilities located throughout the United States.  We transport commodities throughout the continental U.S. and into and out of portions of Canada. We also transport general commodities into and out of Mexico by allowing through-trailer service from our terminal in Laredo, Texas.  Our Strategic Capacity Solutions and Intermodal service offerings provide customized transportation solutions using sophisticated technological tools and multiple modes of transportation.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements concerning expected financial and operating improvements and management capability, are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ materially from those set forth in the forward-looking statements. Readers should review and consider the factors that may affect future results and other disclosures by the Company in its press releases, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which it is made.  We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release might not occur.

All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

References to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc. and its subsidiary.

Company Contact
Michael Borrows, EVP & CFO
USA Truck, Inc.
(479) 471-2672
Michael.Borrows@usa-truck.com

Investor Relations Contact
Harriet Fried / Jody Burfening
LHA
(212) 838-3777
hfried@lhai.com

Media Contact
Chenoa Taitt
Rooney & Associates
212.223.0682
ctaitt@rooneyco.com

Back to Form 8-K